EXHIBIT 10.2.2

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Second Amendment to Purchase and Sale Agreement dated as of May 4, 2006 (this “Amendment”) is made and entered into by and among Duke Energy Americas, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Seller”) and LS Power Generation, LLC, a Delaware limited liability company (formerly known as LSP Bay II Harbor Holding, LLC) (together with its successors and permitted assigns, “Buyer”), LSP Gen Finance Co., LLC, a Delaware limited liability company (together with its successors and permitted assigns, “LSP Gen Finance”), LSP South Bay Holdings, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “LSP South Bay Holdings”), LSP Oakland Holdings, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “LSP Oakland Holdings”), LSP Morro Bay Holdings, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “LSP Morro Bay Holdings” and together with Buyer, LSP Gen Finance, LSP South Bay Holdings, LSP Oakland Holdings and Seller, the “Parties”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the PSA (as defined below).

RECITALS

A.    Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of January 8, 2006 (as amended, modified and supplemented, the “PSA”).

B.    Buyer and Seller entered into that certain letter agreement dated as of February 15, 2006 relating to the financial assurance requirements of the California State Lands Commission (the “CSLC Bond Letter”).

C.    Buyer and Seller entered into that certain letter agreement dated February 24, 2006 relating to the tolling agreement for Units 6 and 7 of the Moss Landing Project (the “Moss Landing Toll Letter”).

D.    Buyer, LSP Gen Finance, LSP South Bay Holdings, LSP Oakland Holdings and LSP Morro Bay Holdings entered into that certain Assignment and Assumption Agreement dated as of March 21, 2006, pursuant to which certain of Buyer’s rights and obligations under the PSA were assigned to and assumed by LSP Gen Finance, LSP South Bay Holdings, LSP Oakland Holdings and LSP Morro Bay Holdings.

E.    The Parties entered into that certain Amendment to Purchase and Sale Agreement dated as of May 4, 2006.

F.    The Parties now desire to further amend the PSA as set forth herein.

Now, therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

AMENDMENTS AND AGREEMENTS

1.1    Amendments to the PSA.     The PSA is hereby amended as follows: Schedule 6.5(a) is hereby replaced in its entirety with the version of Schedule 6.5(a) attached hereto as Exhibit A.

ARTICLE II

MISCELLANEOUS

2.1    Effective on PSA.    This amendment shall be deemed to be an amendment to the PSA, and the PSA, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the PSA therein or in any other document instrument or agreement shall hereafter be deemed to be references to the PSA as amended hereby. In the event of a conflict between the terms of the PSA and the terms of this Amendment, the terms of this Amendment shall control.

2.2    Construction and Other Provisions.    The rules of construction in Section 1.2 of the PSA and the provisions of Articles X and Article XI of the PSA are incorporated herein by reference.

2.3    Headings.    The headings used in this Amendment have been inserted for convenience of reference only and do not define or limit the provisions hereof.

2.4    Counterparts; Facsimile.    This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Any facsimile copies hereof or signature hereon shall, for all purposes, be deemed originals.

2.5    Governing Law.    This Amendment shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any conflict or choice of law provision that would result in the imposition of another state’s Law.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer of each Party as of the date first above written.

DUKE ENERGY AMERICAS, LLC

By:	/S/ LON C. MITCHELL, JR.
Name:	Lon C. Mitchell, Jr.
Title:	Group V.P., CFO and Treasurer

LS POWER GENERATION, LLC

By:	/S/ JAMES BARLETT
Name:	James Barlett
Title:	Executive Vice President

LSP GEN FINANCE, CO. LLC

By:	/S/ JAMES BARLETT
Name:	James Barlett
Title:	President

LSP SOUTH BAY HOLDINGS, LLC

By:	/S/ JAMES BARLETT
Name:	James Barlett
Title:	President

LSP OAKLAND HOLDINGS, LLC

By:	/S/ JAMES BARLETT
Name:	James Barlett
Title:	President

LSP MORRO BAY HOLDINGS, LLC

By:	/S/ JAMES BARLETT
Name:	James Barlett
Title:	President

[Signature Page to Second Amendment to Purchase and Sale Agreement]